Exhibit 10.3

EXECUTION VERSION

AMENDMENT NO. 2 TO CREDIT AND GUARANTEE AGREEMENT

AMENDMENT NO. 2 TO CREDIT AND GUARANTEE AGREEMENT, dated as of April 30, 2012 (this “Amendment”), among AUTOTRADER.COM, INC., a Delaware corporation (the “Borrower”), WELLS FARGO SECURITIES, LLC, GOLDMAN SACHS BANK USA, SUNTRUST ROBINSON HUMPHREY, INC., FIFTH THIRD BANK and J.P. MORGAN SECURITIES LLC, as joint lead arrangers and joint bookrunners for purposes of this Amendment (the “Lead Arrangers”), the Lenders party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Administrative Agent”) and as a Tranche A-2 Term Loan Lender (as defined below) and Incremental Revolving Lender (as defined below).

PRELIMINARY STATEMENTS

A. The Borrower, certain Subsidiaries of the Borrower, each lender from time to time party thereto (the “Lenders”) and the Administrative Agent have entered into that certain Credit and Guarantee Agreement, dated as of December 15, 2010 (as amended by Amendment No. 1 to Credit and Guarantee Agreement dated as of June 14, 2011, as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B. In order to pay a dividend to its stockholders and for other general corporate purposes, the Borrower desires to borrow (x) $200,000,000 of tranche A term loans (the “Tranche A-2 Term Loans”) as a new tranche of Term Loans under the Credit Agreement and (y) to increase the Revolving Commitments under the Credit Agreement by $200,000,000 with Incremental Revolving Credit Commitments established pursuant to Section 2.23 of the Credit Agreement (the “Incremental Revolving Commitments”) and to make a Revolving Borrowing with respect to such commitments.

D. The borrowings of the Tranche A-2 Term Loans, the Revolving Borrowing described above and payment of fees and expenses related to the Tranche A-2 Term Loans and the Incremental Revolving Commitments are defined herein as “Transactions”.

E. The Borrower has requested that (i) the Tranche A-2 Term Loan Lenders (as defined below) make commitments to provide the Tranche A-2 Term Loans on the Amendment No. 2 Effective Date (as defined below) on the terms and conditions set forth herein and (ii) the Incremental Revolving Lenders (as defined below) make commitments to provide the Incremental Revolving Commitments on the Amendment No. 2 Effective Date on the terms and conditions set forth herein.

F. (i) Each Person that executes and delivers a joinder to this Amendment substantially in the form of Exhibit A-1 (each, a “Tranche A-2 Joinder”) as a Tranche A-2 Term Loan Lender will make Tranche A-2 Term Loans to the Borrower in the amount set forth on the signature page of such Person’s Tranche A-2 Joinder on the Amendment No. 2 Effective Date and (ii) each Person that executes and delivers a joinder to this Amendment substantially in the form of Exhibit A-2 (each, an “Incremental Revolving Joinder” and, together with the Tranche A-2 Joinders, each a “Joinder” and collectively the “Joinders”) as an Incremental Revolving Lender

will make Incremental Revolving Commitments to the Borrower in the amount set forth on the signature page of such Person’s Incremental Revolving Joinder on the Amendment No. 2 Effective Date.

G. The Credit Parties and the Requisite Lenders wish to amend the Credit Agreement to allow the Tranche A-2 Term Loans to be incurred and to make certain other amendments set forth in Section 2 below pursuant to amendments authorized by Section 10.5 of the Credit Agreement, and the Administrative Agent has agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement as set forth below.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Definitions. Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

SECTION 2. Amendments to Credit Agreement. Effective as of the Amendment No. 2 Effective Date, and subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

(a) Section 1.1 of the Credit Agreement is amended by adding in the appropriate alphabetical order the following new definitions:

“Amendment No. 2” means Amendment No. 2 to this Agreement, dated as of [            ], 2012, among the Borrower, the Lead Arrangers (as defined in such Amendment), the Administrative Agent, the Tranche A-2 Term Loan Lenders and the Incremental Revolving Lenders and the Lenders party thereto.

“Amendment No. 2 Dividend Payment” means a dividend payment made by the Borrower with the proceeds of the Tranche A-2 Term Loans and the Incremental Revolving Commitments established on the Amendment No. 2 Effective Date to its stockholders in an aggregate amount not to exceed $400,000,000.

“Amendment No. 2 Effective Date” has the meaning specified in Amendment No. 2.

“Incremental Revolving Lender” means a Person with an Incremental Revolving Commitment, which for the avoidance of doubt may be an existing Revolving Lender.

“Incremental Tranche A-2 Term Loan” means an Incremental Term Loan having terms substantially similar to a Tranche A-2 Term Loan made by an Incremental Term Lender to the Borrower pursuant to Section 2.23.

“Incremental Tranche A-2 Term Loan Commitment” means an Incremental Term Loan Commitment with respect to an Incremental Tranche A-2 Term Loan.

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P (or the equivalent rating by any successor rating agency).

“Term Borrowing” means a Borrowing comprised of Term Loans.

“Tranche A-2 Term Borrowing” means a Borrowing comprised of Tranche A-2 Term Loans.

“Tranche A-2 Term Loan” means a Term Loan made pursuant to Section 2.1(d) or an Incremental Tranche A-2 Term Loan.

“Tranche A-2 Term Loan Commitment” means, with respect to any Lender, the commitment, if any, of such Lender to make a Tranche A-2 Term Loan hereunder, expressed as an amount representing the maximum principal amount of the Tranche A-2 Term Loan to be made by such Lender. The initial amount of each Lender’s Tranche A-2 Term Loan Commitment, if any, is set forth on Schedule 1 to Amendment No. 2 or in the applicable Assignment Agreement, subject to any adjustment or reduction pursuant to the terms and conditions hereof. The aggregate amount of the Tranche A-2 Term Loan Commitments as of the Amendment No. 2 Effective Date is $200,000,000.

“Tranche A-2 Term Loan Exposure” means, with respect to any Lender, at any time, (a) prior to the making of Tranche A-2 Term Loans hereunder, the Tranche A-2 Term Loan Commitment of such Lender at such time and (b) after the making of Tranche A-2 Term Loans hereunder, the aggregate principal amount of the Tranche A-2 Term Loans of such Lender at such time.

“Tranche A-2 Term Loan Lender” means a Person with a Tranche A-2 Term Loan Commitment or a Tranche A-2 Term Loan, which for the avoidance of doubt may be an existing Term Lender.

“Tranche A-2 Term Loan Maturity Date” means the date that is five years after the Amendment No. 2 Effective Date; provided that the Tranche A-2 Term Loan Maturity Date shall be December 15, 2015 if on September 15, 2015, (i) the Tranche A-1 Term Loans have not been repaid or refinanced with Indebtedness maturing after the date that is five years after the Amendment No. 2 Effective Date and (ii) the Borrower has not demonstrated to the reasonable satisfaction of the Administrative Agent that it has entered into a binding commitment for the refinancing of the Tranche A-1 Term Loans and/or has cash or availability under revolving credit facilities sufficient to repay the Tranche A-1 Term Loans; provided further that the Tranche A-2 Term Loan Maturity Date shall be September 15, 2016 if on September 15, 2016, (i) the Tranche B-1 Term Loans have not been repaid or refinanced with indebtedness maturing after the date that is five years after the Amendment No. 2 Effective Date and (ii) the Borrower has not demonstrated to the reasonable satisfaction of the Administrative Agent that it has entered into a binding commitment for the refinancing of the Tranche B-1 Term Loans and/or has cash or availability under revolving credit facilities sufficient to repay the Tranche B-1 Term Loans.

(b) Section 1.1 of the Credit Agreement is hereby amended by amending and restating in their entirety the following definitions:

“Affiliated Lender Limitation” means the requirement that the aggregate amount of the Tranche A-1 Term Loan Exposure, Tranche A-2 Term Loan Exposure, Tranche B-1 Term Loan Exposure and Incremental Term Loan Exposure held or beneficially owned by all the Affiliated Lenders shall not at any time exceed 20.0% of the aggregate amount of the Tranche A-1 Term Loan Exposure, Tranche A-2 Term Loan Exposure, Tranche B-1 Term Loan Exposure and Incremental Term Loan Exposure of all the Lenders at such time.

“Applicable Margin” means, for any day, (a) with respect to the Tranche B-1 Term Loans, 2.00% per annum in the case of a Base Rate Loan and 3.00% per annum in the case of a Eurodollar Rate Loan, (b) with respect to any Base Rate Loan or Eurodollar Rate Loan that is a Revolving Loan, a Tranche A-1 Term Loan or a Tranche A-2 Term Loan, the applicable rate per annum set forth below under the caption “Applicable Margin for Eurodollar Rate Loans” or “Applicable Margin for Base Rate Loans”, as the case may be, based upon the Leverage Ratio as of the end of the Fiscal Quarter for which consolidated financial statements have theretofore been most recently delivered pursuant to Section 5.1(a) or 5.1(b), provided that, for purposes of this clause (b), until the date of the delivery of the consolidated financial statements pursuant to Section 5.1(b) as of and for the first Fiscal Quarter ending after the Amendment No. 2 Effective Date, the Applicable Margin shall be 1.25% per annum in the case of a Base Rate Loan and 2.25% per annum in the case of a Eurodollar Rate Loan, and (c) with respect to Incremental Term Loans of any Series, the rate per annum specified in the Incremental Facility Agreement establishing Incremental Term Loan Commitments of such Series.

Leverage Ratio	Applicable Margin for Eurodollar Rate Loans	Applicable Margin for Base Rate Loans
>4.00:1.00	2.50%	1.50%
≤4.00:1.00 >3.50:1.00	2.25%	1.25%
≤3.50:1.00 >3.00:1.00	2.00%	1.00%
≤3.00:1.00 >2.50:1.00	1.75%	0.75%
≤2.50:1.00	1.50%	0.50%

No change in the Applicable Margin shall be effective until three Business Days after the date on which the Administrative Agent shall have received the applicable financial statements and a Compliance Certificate pursuant to Section 5.1(c) calculating the Leverage Ratio. If the Borrower has not delivered to the Administrative Agent the applicable information as and when required pursuant to Section 5.1(c), the Applicable Margin shall be determined, during the period commencing on and including the day of the occurrence of a Default resulting therefrom until the delivery thereof, as if the Leverage Ratio were in excess of 4.00:1.00. In the event that any financial statements or Compliance Certificate delivered pursuant to Section 5.1 shall prove (at a time when this Agreement is in effect and any Loans are outstanding) to have been inaccurate, and such inaccuracy, if corrected, would have resulted in the application of a higher Applicable Margin for any period than the Applicable Margin applied for such period, then (a) the Borrower shall promptly deliver to the Administrative Agent a corrected Compliance Certificate for such period and (b) shall pay to the Administrative Agent, for distribution to the Lenders of any Class, as additional interest compensation, an amount equal to the accrued interest that should have been paid on Loans of such Class during such period but were not paid as a result of such inaccuracy. Nothing in this paragraph shall limit the right of the Administrative Agent or any Lender under Section 2.9 or 8.

“Available Basket Amount” means, as of any date, (a) $50,000,000, plus, (b) for the Fiscal Year ending December 31, 2011, of 50% of the Consolidated Excess Cash Flow for such Fiscal Year of the Borrower, plus (c) the sum, for all such Fiscal Years commencing with the Fiscal Year ending December 31, 2012, of that portion of the Consolidated Excess Cash Flow for any Fiscal Year of the Borrower for which the financial statements required by Section 5.1(b) shall have been delivered that is not required to be applied to prepay Term Borrowings pursuant to Section 2.13(d), minus (d) the portion of the Available Basket Amount previously utilized pursuant Sections 6.4(a)(xiv), 6.4(b)(vi), 6.6(a)(iii), 6.6(a)(x) and 6.6(a)(xix).

“Class” when used in reference to (a) any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, Tranche A-1 Term Loans, Tranche A-2 Term Loans, Tranche B-1 Term Loans or Incremental Term Loans of any Series, (b) any Commitment, refers to whether such Commitment is a Revolving Commitment, a Tranche A-1 Term Loan Commitment, a Tranche A-2 Term Loan Commitment, a Tranche B-1 Term Loan Commitment or an Incremental Term Loan Commitment of any Series and (c) any Lender, refers to whether such Lender has a Loan or Commitment of a particular Class.

“Incremental Term Loan” means an Incremental Tranche A-1 Term Loan, an Incremental Tranche A-2 Term Loan or an Incremental Tranche B-1 Term Loan, as applicable, made by an Incremental Term Lender to the Borrower pursuant to Section 2.23.

“Installment” means (a) when used in respect of the Tranche A-1 Term Loans or Tranche A-1 Term Borrowings, each payment of the principal amount thereof due under Section 2.11(a) (including the payment due on the Tranche A-1 Term Loan Maturity Date), (b) when used in respect of the Tranche A-2 Term Loans or Tranche A-2 Term Borrowings, each payment of the principal amount thereof due under Section 2.11(d) (including the payment due on the Tranche A-2 Term Loan Maturity Date), (c) when used in respect of the Tranche B-1 Term Loans or Tranche B-1 Term Borrowings, each payment of the principal amount thereof due under Section 2.11(b) (including the payment due on the Tranche B-1 Term Loan Maturity Date) and (d) when used in respect of any Incremental Term Loans or Incremental Term Borrowings of any Series, each payment of the principal amount thereof due under Section 2.11(c) (including the payment due on the Incremental Term Loan Maturity Date with respect to the Incremental Term Loans of such Series).

“Loan” means a Revolving Loan, a Tranche A-1 Term Loan, a Tranche A-2 Term Loan, a Tranche B-1 Term Loan or an Incremental Term Loan of any Series.

“Maturity Date” means the Revolving Maturity Date, the Tranche A-1 Term Loan Maturity Date, the Tranche A-2 Term Loan Maturity Date, the Tranche B-1 Term Loan Maturity Date or the Incremental Term Loan Maturity Date with respect to the Incremental Term Loans of any Series.

“Pro Rata Share” means, with respect to any Lender, at any time, (a) when used in reference to payments, computations and other matters relating to the Tranche A-1 Term Loans or Tranche A-1 Term Borrowings, the percentage obtained by dividing (i) the Tranche A-1 Term Loan Exposure of such Lender at such time by (ii) the aggregate Tranche A-1 Term Loan Exposure of all the Lenders at such time, (b) when used in reference to payments, computations and other matters relating to the Tranche A-2 Term Loans or Tranche A-2 Term Borrowings, the percentage obtained by dividing (i) the Tranche A-2 Term Loan Exposure of such Lender at such time by (ii) the aggregate Tranche A-2 Term Loan Exposure of all the Lenders at such time, (c) when used in reference to payments, computations and other matters relating to the Tranche B-1 Term Loans or Tranche B-1 Term Borrowings, the percentage obtained by dividing (i) the Tranche B-1 Term Loan Exposure of such Lender at such time by (ii) the aggregate Tranche B-1 Term Loan Exposure of all the Lenders at such time, (d) when used in reference to payments, computations and other matters relating to the Revolving Commitments, Revolving Loans or Revolving Borrowings, or any Letters of Credits, participations therein or the Letter of Credit Usage, the percentage obtained by dividing (i) the Revolving Commitment of such Lender at such time by (ii) the aggregate Revolving Commitments of all the Lenders at such time, provided that if the Revolving Commitments have terminated or expired, the Pro Rata Share under this clause (d) shall be determined based upon the Revolving Exposure then in effect, giving effect to any assignments, (e) when used in reference to payments, computations and other matters relating to Incremental Term Loan Commitments, Incremental Term Loans or Incremental Term Borrowings of any Series, the percentage obtained by dividing (i) the Incremental Term Loan Exposure of such Lender with respect to such Series at such time by (ii) the aggregate Incremental Term Loan Exposure of all the Lenders with respect to such Series at such time, and (f) when used in reference to any other purpose (including Section 9.6), the percentage obtained by dividing (i) an amount equal to the sum of the Tranche A-1 Term Loan Exposure, the Tranche A-2 Term Loan Exposure, the Tranche B-1 Term Loan Exposure, the Revolving Exposure and the Incremental Term Loan Exposure of such Lender at such time by (ii) an amount equal to the sum of the aggregate Tranche A-1

Term Loan Exposure, the aggregate Tranche A-2 Term Loan Exposure, the aggregate Tranche B-1 Term Loan Exposure, the aggregate Revolving Exposure and the aggregate Incremental Term Loan Exposure of all the Lenders at such time.

“Requisite Lenders” means, at any time, Lenders having or holding Revolving Exposure, Tranche A-1 Term Loan Exposure, Tranche A-2 Term Loan Exposure, Tranche B-1 Term Loan Exposure and Incremental Term Loan Exposure representing more than 50% of the sum of the Revolving Exposure, Tranche A-1 Term Loan Exposure, Tranche A-2 Term Loan Exposure, Tranche B-1 Term Loan Exposure and Incremental Term Loan Exposure of all the Lenders at such time. For purposes of this definition, the amount of Tranche A-1 Term Loan Exposure, Tranche A-2 Term Loan Exposure, Tranche B-1 Term Loan Exposure and Incremental Term Loan Exposure shall be determined by excluding all Tranche A-1 Term Loan Exposure, Tranche A-2 Term Loan Exposure, Tranche B-1 Term Loan Exposure and Incremental Term Loan Exposure held or beneficially owned by any Affiliated Lender.

“Term Loan” means a Tranche A-1 Term Loan, a Tranche A-2 Term Loan, a Tranche B-1 Term Loan or an Incremental Term Loan of any Series.

“Term Loan Commitment” means a Tranche A-1 Term Loan Commitment, a Tranche A-2 Term Loan Commitment, a Tranche B-1 Term Loan Commitment or an Incremental Term Loan Commitment of any Series.

“Tranche A Term Loan” means a loan made by a Lender to the Borrower pursuant to Section 2.1(a)(i), Section 2.1(c)(iii) or (iv) or Section 2.1(d).

(c) Section 1.1 of the Credit Agreement is hereby amended by adding at the end of the definition of “Revolving Commitment” the following: “The aggregate amount of the Revolving Commitments as of the Amendment No. 2 Effective Date is $400,000,000.

(d) The definition of “Consolidated Adjusted EBITDA” in Section 1.1 of the Credit Agreement is hereby amended by replacing the references in clause (a)(ix) thereof to “$25,000,000” and $40,000,000” with “$30,000,000” and “$50,000,000”, respectively.

(e) The definition of “Consolidated Debt Service” in Section 1.1 of the Credit Agreement is hereby amended by replacing the proviso at the end of the first sentence thereof with the following:

“provided that, for any such period that includes a Maturity Date, the scheduled repayment of the Loans in respect of such Maturity Date due on such Maturity Date, and any payments of principal of such Loans made during such period to the extent such payments shall have reduced any such scheduled repayment, shall be excluded”.

(f) The definition of “Consolidated Excess Cash Flow” in Section 1.1 of the Credit Agreement is hereby amended by replacing clause (c)(ii)(B) thereof with the following:

“(B) the aggregate amount of Acquisition Consideration paid in Cash by the Borrower and the Subsidiaries during such Fiscal Year in connection with Permitted Acquisitions permitted under Section 6.6(a)(x) and the aggregate amount of Cash consideration paid by the Borrower and the Subsidiaries during such Fiscal Year to make Investments permitted under Section 6.6(a)(xviii), in each such case to the extent that such Cash consideration was paid from Internally Generated Cash,”.

(g) Section 2.1 of the Credit Agreement is hereby amended by adding the following clause (d) to such Section:

“(d) Tranche A-2 Term Loan Commitments. Subject to the terms and conditions hereof and of Amendment No. 2, each Lender agrees to make, on the Amendment No. 2 Effective Date, (i) a Tranche A-2 Term Loan to the Borrower in an amount equal to such Lender’s Tranche A-2 Term Loan Commitment. Amounts borrowed pursuant to this Section 2.1(d) that are repaid or prepaid may not be reborrowed. Each Lender’s Tranche A-2 Term Loan Commitment shall terminate immediately and without any further action on the Amendment No. 2 Effective Date upon the making of a Tranche A-2 Term Loan by such Lender.

(h) Section 2.5 of the Credit Agreement is hereby amended by adding the following sentence to the end of such Section:

“The Borrower shall use the proceeds of the Tranche A-2 Term Loans, together with Revolving Loans made on the Amendment No. 2 Effective Date, to fund the Amendment No. 2 Dividend Payment and for other general corporate purposes.”

(i) Section 2.11 of the Credit Agreement is hereby amended by a new clause (f) at the end thereof as follows:

“(f) Subject to Section 2.11(d), the Borrower shall repay Tranche A-2 Term Borrowings (other than any Incremental Term Borrowings) on each date set forth below in the aggregate principal amount set forth opposite such date:

Tranche A-2 Term Borrowings
Scheduled Installment Dates	Tranche A-2 Term Loan Installments
September 30, 2012	$2,500,000
December 31, 2012	$2,500,000
March 31, 2013	$2,500,000
June 30, 2013	$2,500,000
September 30, 2013	$2,500,000
December 31, 2013	$2,500,000
March 31, 2014	$2,500,000
June 30, 2014	$2,500,000
September 30, 2014	$3,500,000
December 31, 2014	$3,500,000

March 31, 2015	$3,500,000
June 30, 2015	$3,500,000
September 30, 2015	$5,000,000
December 31, 2015	$5,000,000
March 31, 2016	$5,000,000
June 30, 2016	$5,000,000
September 30, 2016	$5,000,000
December 31, 2016	$5,000,000
March 31, 2017	$5,000,000
Tranche A-2 Term Loan Maturity Date	$131,000,000

To the extent not previously paid, all Tranche A-2 Term Loans shall be due and payable on the Tranche A-2 Term Loan Maturity Date.

(j) Section 2.11(d) of the Credit Agreement is hereby amended by adding immediately before the words “the Tranche B-1 Term Loans” in such Section the phrase “the Tranche A-2 Term Loans,”.

(k) Section 2.13(d) of the Credit Agreement is hereby amended by replacing the parenthetical in clause (i)(A) thereof with the following: “(or, if the Leverage Ratio as of the end of such Fiscal Year shall have been less than 3.25 to 1.00, 0%).

(l) The first sentence of Section 2.23(a) of the Credit Agreement is hereby amended as follows:

“The Borrower may on one or more occasions, by written notice to the Administrative Agent, request (i) prior to the Revolving Commitment Termination Date, the establishment of Incremental Revolving Commitments and/or (ii) the establishment of Incremental Tranche A-1 Term Loan Commitments and/or (iii) the establishment of Incremental Tranche A-2 Term Loan Commitments and/or (iv) the establishment of Incremental Tranche B-1 Term Loan Commitments, provided that the aggregate amount of all the Incremental Commitments incurred pursuant to this Section 2.23 after the Amendment No. 2 Effective Date shall not exceed $400,000,000”.

(m) Section 2.23(b) of the Credit Agreement is hereby amended by adding the following clause (iv) to such Section:

“(iv) The terms and conditions of any Incremental Tranche A-2 Term Loan Commitments and the Incremental Tranche A-2 Term Loans to be made thereunder shall be, except as otherwise set forth herein or in the applicable Incremental Facility Agreement, identical to the Tranche A-2 Term Loan Commitments and the Tranche A-2 Term Loans; provided that (i) the Incremental Term Loan Maturity Date with respect to an Incremental Tranche A-2 Term Loan shall be identical to the Tranche A-2 Term Loan Maturity Date, (ii) any Incremental Tranche A-2 Term Loans will amortize at a percentage of the principal amount of such Incremental Tranche A-2 Term Loans equal to the percentage of the principal amount of Tranche A-2 Term Loans at which Tranche A-2 Term

Loans will amortize for the remainder of scheduled installment dates set forth in Section 2.11(f) until the Tranche A-2 Term Loan Maturity Date, and (iii) the Weighted Average Yield applicable to any Incremental Tranche A-2 Term Loans shall not be greater than the applicable Weighted Average Yield payable pursuant to the terms of this Agreement as amended through the date of such calculation with respect to Tranche A-2 Term Loans plus 0.50% per annum unless the interest rate with respect to the Tranche A-2 Term Loans is increased so as to cause the then applicable Weighted Average Yield under this Agreement on the Tranche A-2 Term Loans to equal the Weighted Average Yield then applicable to such Incremental Tranche A-2 Term Loans minus 0.50% per annum.”

(n) Section 5.1(c) of the Credit Agreement is hereby replaced in its entirety with the following:

“(c) Compliance Certificate. Within 60 days after the end of each of the first three Fiscal Quarters of each Fiscal Year with respect to financial statements of the Borrower and the Subsidiaries pursuant to Section 5.1(a) and within 100 days after the end of each Fiscal Year with respect to financial statements of the Borrower and the Subsidiaries pursuant to Section 5.1(b), a completed Compliance Certificate signed by the chief financial officer of the Borrower;”.

(o) Section 5.1(h) of the Credit Agreement is hereby amended by adding the following to the end of such section: “; provided that the requirement to deliver a Financial Plan pursuant to this Section 5.1(h) shall not apply at any time that the Borrower has at least one Investment Grade Rating;”.

(p) Section 5.1(j) of the Credit Agreement is hereby amended by adding at the end of clause (ii) thereof the phrase “if such termination could reasonably be expected to have a Material Adverse Effect” and by adding at the end of clause (iii) thereof the phrase “if such failure to comply could reasonably be expected to have a Material Adverse Effect”.

(q) Section 5.1(l) of the Credit Agreement is hereby amended by replacing (x) in clause (i) thereof, the phrase “Together with each delivery of financial statements of the Borrower and the Subsidiaries pursuant to Section 5.1(b)” with “Within 60 days after the end of each of the first three Fiscal Quarters of each Fiscal Year” and (y) in clause (ii) thereof, the phrase “Together with each delivery of financial statements of the Borrower and the Subsidiaries pursuant to Sections 5.1(a) or 5.1(b)” with “Within 60 days after the end of each of the first three Fiscal Quarters of each Fiscal Year and within 100 days after the end of each Fiscal Year”.

(r) Section 5.1(m) of the Credit Agreement is hereby amended by deleting such Section and replacing it with “[Reserved]”;

(s) Sections 6.1(i) and 6.1(j) of the Credit Agreement are hereby amended to replace each of the references therein to “$50,000,000” with “$100,000,000”.

(t) Section 6.4(a)(ix) of the Credit Agreement is hereby amended by replacing “2.75” therein with “3.25”.

(u) Section 6.4(a)(xi) of the Credit Agreement is hereby amended by deleting the word “and” at the end of such Section and Section 6.4(a)(xii) of the Credit Agreement is hereby amended by replacing the period at the end of such Section with a semicolon.

(v) Section 6.4(a) of the Credit Agreement is hereby amended by adding to such Section at the end thereof:

“(xiii) The Borrower may make the Amendment No. 2 Dividend Payment; and

(xiv) so long as (A) no Default shall have occurred and be continuing or would result therefrom and (B) at the time of and immediately after giving effect thereto on a pro forma basis, the Leverage Ratio shall not exceed 3.50:1.00, the Borrower may make Restricted Payments in an amount not to exceed the Available Basket Amount at such time.”

(w) Section 6.4(b)(vi) of the Credit Agreement is hereby amended by replacing “2.25” therein with “3.25”.

(x) Section 6.6(a)(iii) of the Credit Agreement is hereby amended by replacing “2.25” therein with “3.25” and by replacing “$25,000,000” with “$50,000,000”.

(y) Section 6.6(a)(x) of the Credit Agreement is hereby amended by replacing “2.25” therein with “3.25”.

(z) Section 6.6(a)(xix) of the Credit Agreement is hereby amended by replacing “2.25” therein with “3.25”.

(aa) Section 6.7(b) of the Credit Agreement is hereby amended by replacing the table in such Section with the following:

Fiscal Quarter	Leverage Ratio
Ending on or after March 31, 2012 and prior to December 31, 2012	4.50:1.00
Ending on or after December 31, 2012 and prior to December 31, 2013	4.00:1.00
Ending on or after December 31, 2013	3.50:1.00

(bb) Section 6.8(a)(i) of the Credit Agreement is hereby amended by adding at the end thereof: “and the Borrower may dispose of a Subsidiary, formed in connection with the creation of a Borrower Parent Company, pursuant to the merger of a Subsidiary of such Subsidiary into the Borrower”.

(cc) Clause (xiii)(B) of Section 6.8(a) of the Credit Agreement is hereby amended by adding “mergers, consolidations or” at the beginning thereof.

SECTION 3. Conditions of Effectiveness of this Amendment. This Amendment shall become effective on the date (the “Amendment No. 2 Effective Date”) when each of the conditions set forth in this Section 3 shall have been satisfied:

(a) Execution of Documents. The Administrative Agent shall have received (i) this Amendment, duly executed and delivered by the Borrower, the Administrative Agent and the Requisite Lenders, (ii) a Guarantor Consent and Reaffirmation, in the form attached hereto as Exhibit C, duly executed and delivered by each Guarantor Subsidiary, (iii) Joinders duly executed and delivered by (x) Tranche A-2 Term Loan Lenders the aggregate Tranche A-2 Term Loan Commitments of which is equal to $200,000,000 and (y) Incremental Revolving Lenders the aggregate Incremental Revolving Commitments of which is equal to $200,000,000, (iv) a Funding Notice executed by the Borrower with respect to each Term Borrowing and Revolving Borrowing to be made on the Amendment No. 2 Effective Date, delivered in accordance with the requirements of Sections 2.1(b) (with respect to each Term Borrowing) and 2.2(b) (with respect to the Revolving Borrowing) of the Credit Agreement, (v) a written notice executed by the Borrower with respect to the Incremental Revolving Commitments, delivered in accordance with the requirements of Section 2.23(a) of the Credit Agreement, and (vi) from each Tranche A-2 Term Loan Lender and Incremental Revolving Lender such forms, certificates or other evidence, if any, with respect to Tax matters as such Tranche A-2 Term Loan Lender or Incremental Revolving Lender may be required to deliver to the Administrative Agent pursuant to Section 2.19(c) of the Credit Agreement.

(b) Financial Statements. The Lead Arrangers and the Administrative Agent shall have received audited consolidated balance sheets and related consolidated statements of operations, shareholders’ equity and cash flows of the Borrower for the last fiscal year for which such information is available.

(c) Payment of Other Fees and Expenses. The Borrower shall have paid all (i) reasonable fees and expenses (including the reasonable fees and expenses of Cahill Gordon & Reindel LLP) incurred by Wells Fargo Securities LLC and the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment or otherwise required to be paid in connection with this Amendment (including, without limitation, all fees and expenses described in the Engagement Letter, dated April 5, 2012, among the Borrower, Wells Fargo Bank, National Association and Wells Fargo Securities, LLC) and (ii) fees due and payable to the other Arrangers and the Lenders, in each case to the extent invoiced at least one Business Day prior to the date hereof.

(d) Secretary’s Certificates; Good Standing Certificates. The Administrative Agent shall have received (i) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Authorized Officers of the Borrower as the Lead Arrangers may reasonably request evidencing the identity, authority and capacity of each Authorized Officer thereof authorized to act as an Authorized Officer in connection with this Amendment and the transactions contemplated hereby and (ii) good standing certificates (or equivalent documents) from the applicable Governmental Authority of the respective jurisdiction of organization of each Credit Party dated as of a recent date prior to the Amendment No. 2 Effective Date.

(e) Compliance with Covenants, No Default, Etc. (i) The conditions precedent set forth in Sections 3.2(b) and (c) of the Credit Agreement shall have been satisfied on and as of the Amendment No. 2 Effective Date both before and after giving effect to the incurrence of the Tranche A-2 Term Loans and the increase in the Revolving Commitments and the application of proceeds therefrom and (ii) the Borrower shall be in compliance with the financial covenants set forth in Section 6.7 of the Credit Agreement on a pro forma basis after giving effect to the Transactions (determined in accordance with Section 1.2(b) of the Credit Agreement) as of December 31, 2011, and the Administrative Agent shall have received a certificate of an Authorized Officer of the Borrower, certifying the foregoing.

(f) Solvency Certificate. The Administrative Agent shall have received a Solvency Certificate of the Borrower, giving effect to the Transactions, executed by the chief financial officer of the Borrower substantially in the form of Exhibit K to the Credit Agreement.

(g) Legal Opinion. The Administrative Agent shall have received a written opinion (addressed to the Administrative Agent and the Lenders and dated as of the Amendment No. 2 Effective Date) of Dow Lohnes PLLC, counsel for the Credit Parties, in form and substance reasonably satisfactory to the Lead Arrangers and the Administrative Agent.

(h) Consent Fee. The Administrative Agent shall have received, for the account of each Lender that has delivered an executed counterpart of this Amendment on or prior to 5:00 p.m. Eastern Time, on April 24, 2012, or such later date and time specified by the Borrower and notified in writing to the Lenders by the Administrative Agent (each, a “Consenting Lender”), a fee equal to 0.10% of the aggregate amount of outstanding Loans plus, without duplication, the aggregate amount of Revolving Commitments of such Lender, in each case before giving effect to this Amendment.

SECTION 4. Notes. Promptly following the Amendment No. 2 Effective Date, any Term Lender may request that its Term Loan be evidenced by a promissory note pursuant to Section 2.6(c), which note, in the case of an Incremental Tranche A-2 Term Loan, shall be in the form of Exhibit B attached hereto, rather than in the form of Exhibit L to the Credit Agreement.

SECTION 5. Representations and Warranties. The Borrower represents and warrants as follows:

(a) The execution, delivery and performance by the Borrower of this Amendment are within its corporate powers and have been duly authorized by all necessary corporate and, if required, stockholder action on the part of the Borrower, and do not and will not (and the Transactions do not and will not) (i) violate in any material respect any applicable law, including any order of any Governmental Authority, (ii) violate the

Organizational Documents of the Borrower or any Subsidiary, (iii) violate or result (alone or with notice or lapse of time, or both) in a default under any material Contractual Obligation of the Borrower or any Subsidiary, or give rise to a right thereunder to require any payment, repurchase or redemption to be made by the Borrower or any Subsidiary, or give rise to a right of, or result in, any termination, cancellation or acceleration or right of renegotiation of any obligation thereunder, except to the extent any such violation, default, right or result, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, and (iv) except for Liens created under the Credit Documents and Permitted Liens, result in the creation or imposition of any Lien on any asset of the Borrower or any Subsidiary.

(b) This Amendment and the Guarantor Consent and Reaffirmation have been duly executed and delivered by each Credit Party that is a party hereto or thereto and is the legally valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

(c) No Default or Event of Default has occurred and is continuing or would occur, both immediately prior to and immediately after giving effect to the incurrence of the Tranche A-2 Term Loans and the increase in the Revolving Commitments and the application of proceeds therefrom.

(d) Each of the representations and warranties of the Borrower contained in Section 4 of the Credit Agreement and each other Credit Document, immediately before and after giving effect to this Amendment and the matters and transactions contemplated hereby, is true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they shall have been true and correct in all material respects as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof.

SECTION 6. Reference to and Effect on the Credit Agreement and the Credit Documents.

(a) On and after the effectiveness of this Amendment, (i) each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment and (ii) each reference to the Credit Agreement in any other Credit Document shall mean and be a reference to the Credit Agreement, as amended by this Amendment. Each of the Incremental Revolving Commitments is an “Incremental Revolving Commitment” as defined in the Credit Agreement. This Amendment shall constitute an Incremental Facility Agreement in respect of each of the Incremental Revolving Commitments.

(b) The Credit Agreement and each of the other Credit Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Credit Parties under the Credit Documents, in each case, as amended by this Amendment.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents. On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Credit Document.

SECTION 7. Costs and Expenses. The Borrower agrees to pay or reimburse Wells Fargo Securities LLC and the Administrative Agent for all reasonable documented expenses (including the reasonable fees, expenses and other charges of counsel) of Wells Fargo Securities LLC and the Administrative Agent, respectively in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment.

SECTION 8. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 9. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 10. Joinders. Each initial Tranche A-2 Term Loan Lender and Incremental Revolving Lender shall become a party to this Amendment and the Credit Agreement by delivering to the Administrative Agent a Joinder in the form attached hereto as Exhibit A-1 or A-2, as applicable, duly executed by such Tranche A-2 Term Loan Lender or Incremental Revolving Lender, as applicable, the Borrower and the Administrative Agent. Such initial Tranche A-2 Term Loan Lenders and Incremental Revolving Lenders shall also provide other customary information to the Administrative Agent as the Administrative Agent may reasonably request.

SECTION 11. “Know Your Customer” Information. The Borrower shall provide the documentation and other information to the Administrative Agent that is required by regulatory authorities under applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the Patriot Act, and that is reasonably requested by the Administrative Agent.

[The remainder of this page is intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

AUTOTRADER.COM, INC.

By:	/s/ David B. Amundsen
Name: David B. Amundsen
Title: Vice President - Finance

[Signature Page to Amendment No. 2]

WELLS FARGO SECURITIES, LLC, as Lead Arranger

By:	/s/ Matthew Rheault
Name: Matthew Rheault
Title: Vice President

[Signature Page to Amendment No. 2]

GOLDMAN SACHS BANK USA, as Lead Arranger

By:	/s/ Mark Walton
Name: Mark Walton
Title: Authorized Signatory

[Signature Page to Amendment No. 2]

SUNTRUST ROBINSON HUMPHREY, INC., as Lead Arranger

By:	/s/ Todd M. Koetje
Name: Todd M. Koetje
Title: Managing Director

[Signature Page to Amendment No. 2]

FIFTH THIRD BANK, as Lead Arranger

By:	/s/ Kenneth W. Deere
Name: Kenneth W. Deere
Title: Senior Vice President

[Signature Page to Amendment No. 2]

J.P. MORGAN SECURITIES LLC, as Lead Arranger

By:	/s/ Ann B. Kerns
Name: Ann B. Kerns
Title: Vice President

[Signature Page to Amendment No. 2]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and Lender

By:	/s/ Joe Mynatt
Name: Joe Mynatt
Title: Managing Director

[Signature Page to Amendment No. 2]

EXHIBIT A-1

FORM OF JOINDER AGREEMENT

with respect to Tranche A-2 Term Loans

JOINDER AGREEMENT, dated as of April 30, 2012 (this “Agreement”), by and among each Lender party hereto (each, a “Tranche A-2 Term Loan Lender” and, collectively, the “Tranche A-2 Term Loan Lenders”), AUTOTRADER.COM, INC., a Delaware corporation (the “Borrower”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Administrative Agent”).

RECITALS:

WHEREAS, reference is hereby made to the Credit and Guarantee Agreement, dated as of December 15, 2010, as amended by Amendment No. 1, dated as of June 14, 2011, and as further amended by Amendment No. 2, dated as of April 30, 2012 (as further amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among the Borrower, certain Subsidiaries of the Borrower, each lender from time to time party thereto and the Administrative Agent (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement);

WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrower may establish Tranche A-2 Term Loan Commitments with existing Term Lenders and/or new Term Lenders; and

WHEREAS, subject to the terms and conditions of the Credit Agreement, Tranche A-2 Term Loan Lenders shall become Lenders pursuant to one or more Tranche A-2 Joinders (as that term is defined in Amendment No. 2);

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Each Tranche A-2 Term Loan Lender hereby agrees to provide the Tranche A-2 Term Loan Commitment set forth on its signature page hereto pursuant to and in accordance with Section 2.1(d) of the Credit Agreement. The Tranche A-2 Term Loan Commitments provided pursuant to this Agreement shall be subject to all of the terms in the Credit Agreement and to the conditions set forth in the Credit Agreement, and shall be entitled to all the benefits afforded by the Credit Agreement and the other Credit Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Guarantees and security interests created by the Collateral Documents.

Each Tranche A-2 Term Loan Lender, the Borrower and the Administrative Agent acknowledge and agree that the Tranche A-2 Term Loan Commitments provided pursuant to this Agreement shall constitute Term Loan Commitments for all purposes of the Credit Agreement and the other applicable Credit Documents. Each Tranche A-2 Term Loan Lender hereby agrees

A-1-1

to make a Tranche A-2 Term Loan to the Borrower in an amount equal to its Tranche A-2 Term Loan Commitment on the Amendment No. 2 Effective Date in accordance with Section 2.1(d) of the Credit Agreement.

Each Tranche A-2 Term Loan Lender (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Arrangers or any other Tranche A-2 Term Loan Lender or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; and (v) confirms that it is an Eligible Assignee.

Upon (i) the execution of a counterpart of this Agreement by each Tranche A-2 Term Loan Lender, the Administrative Agent and the Borrower and (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of telecopy or other electronic transmission) hereof, each of the undersigned Tranche A-2 Term Loan Lenders shall become Term Lenders under the Credit Agreement and shall have the respective Tranche A-2 Term Loan Commitment set forth on its signature page hereto, effective as of the Amendment No. 2 Effective Date.

For each Tranche A-2 Term Loan Lender, delivered herewith to the Administrative Agent are such forms, certificates or other evidence, if any, with respect to Tax matters as such Tranche A-2 Term Loan Lender may be required to deliver to the Administrative Agent pursuant to Section 2.19(c) of the Credit Agreement.

This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

This Agreement is a “Credit Document.”

This Agreement, the Credit Agreement and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

A-1-2

Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

[The remainder of this page is intentionally left blank]

A-1-3

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of April 30, 2012.

[NAME OF TRANCHE A-2 TERM LOAN LENDER]

By:
Name: Title:

If a second signature is necessary:

By:
Name: Title:

Tranche A-2 Term Loan Commitment:

$

Address for notices for such Tranche A-2 Term Loan Lender pursuant to the Credit Agreement is as follows:

Name of Tranche A-2
Term Loan Lender:
Notice Address:

Attention:
Telephone:
Facsimile:

[Signature Page to Joinder Agreement with respect to Tranche A-2 Term Loans]

AUTOTRADER.COM, INC.

By:
Name: Title:

[Signature Page to Joinder Agreement with respect to Tranche A-2 Term Loans]

Accepted:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:
Name: Title:

[Signature Page to Joinder Agreement with respect to Tranche A-2 Term Loans]

EXHIBIT A-2

FORM OF JOINDER AGREEMENT

with respect to Incremental Revolving Commitments

JOINDER AGREEMENT, dated as of April 30, 2012 (this “Agreement”), by and among [INCREMENTAL REVOLVING LENDER] (each, an “Incremental Revolving Lender” and, collectively, the “Incremental Revolving Lenders”), AUTOTRADER.COM, INC., a Delaware corporation (the “Borrower”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Administrative Agent”).

RECITALS:

WHEREAS, reference is hereby made to the Credit and Guarantee Agreement, dated as of December 15, 2010, as amended by Amendment No. 1, dated as of June 14, 2011, and as further amended by Amendment No. 2, dated as of April 30, 2012 (as further amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among the Borrower, certain Subsidiaries of the Borrower, each lender from time to time party thereto and the Administrative Agent (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement);

WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrower may establish Incremental Revolving Commitments with existing Revolving Lenders and/or new Incremental Revolving Lenders; and

WHEREAS, subject to the terms and conditions of the Credit Agreement, Incremental Revolving Lenders shall become Lenders pursuant to one or more Incremental Revolving Joinders (as that term is defined in Amendment No. 2);

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Each Incremental Revolving Lender hereby agrees to provide the Incremental Revolving Commitment set forth on its signature page hereto pursuant to and in accordance with Section 2.2 of the Credit Agreement. The Incremental Revolving Commitments provided pursuant to this Agreement shall be subject to all of the terms in the Credit Agreement and to the conditions set forth in the Credit Agreement, and shall be entitled to all the benefits afforded by the Credit Agreement and the other Credit Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Guarantees and security interests created by the Collateral Documents.

Each Incremental Revolving Lender, the Borrower and the Administrative Agent acknowledge and agree that the Incremental Revolving Commitments provided pursuant to this

A-2-1

Agreement shall constitute Incremental Revolving Commitments for all purposes of the Credit Agreement and the other applicable Credit Documents.

Each Incremental Revolving Lender (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Arrangers or any other Incremental Revolving Lender or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; and (v) confirms that it is an Eligible Assignee.

Upon (i) the execution of a counterpart of this Agreement by each Incremental Revolving Lender, the Administrative Agent and the Borrower and (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of telecopy or other electronic transmission) hereof, each of the undersigned Incremental Revolving Lenders shall become Revolving Lenders under the Credit Agreement and shall have the respective Revolving Commitment set forth on its signature page hereto, effective as of the Amendment No. 2 Effective Date.

For each Incremental Revolving Lender, delivered herewith to the Administrative Agent are such forms, certificates or other evidence, if any, with respect to Tax matters as such Incremental Revolving Lender may be required to deliver to the Administrative Agent pursuant to Section 2.19(c) of the Credit Agreement.

This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

This Agreement is a “Credit Document.”

This Agreement, the Credit Agreement and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability

A-2-2

without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

[The remainder of this page is intentionally left blank]

A-2-3

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of April 30, 2012.

[NAME OF INCREMENTAL REVOLVING LENDER]

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

Incremental Revolving Commitments:

$

Address for notices for such Incremental Revolving Lender pursuant to the Credit Agreement is as follows:

Name of Incremental
Revolving Lender:
Notice Address:

Attention:
Telephone:
Facsimile:

[Signature Page to Joinder Agreement with respect to Incremental Revolving Commitments]

AUTOTRADER.COM, INC.

By:
Name:
Title:

[Signature Page to Joinder Agreement with respect to Incremental Revolving Commitments]

Accepted:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:
Name:
Title:

[Signature Page to Joinder Agreement with respect to Incremental Revolving Commitments]

EXHIBIT B

[Add OID notice if necessary]

FORM OF TRANCHE A-2 TERM LOAN NOTE

$[ ]	New York, New York

[DATE]

FOR VALUE RECEIVED, the undersigned, AutoTrader.com, Inc., a Delaware corporation (the “Borrower”), hereby promises to pay to the order of [LENDER’S NAME] (the “Lender”) or its registered assigns, to such account as Wells Fargo Bank, National Association, as Administrative Agent (such term, and each other capitalized term used but not defined herein, having the meaning assigned to it in the Credit and Guarantee Agreement dated as of December 15, 2010 (as it may be amended, supplemented or otherwise modified, the “Credit Agreement”), among the BORROWER, certain SUBSIDIARIES of the Borrower party thereto, the LENDERS party thereto, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and Collateral Agent, GOLDMAN SACHS BANK USA and SUNTRUST BANK, as Co-Syndication Agents, and WELLS FARGO SECURITIES, LLC, GOLDMAN SACHS BANK USA, SUNTRUST ROBINSON HUMPHREY, INC., FIFTH THIRD BANK, J.P. MORGAN SECURITIES LLC and UBS SECURITIES LLC, as Arrangers), shall from time to time specify in a notice delivered to the Borrower, on the Tranche A-2 Term Loan Maturity Date, in lawful money of the United States of America in immediately available funds, the lesser of (i) the principal sum of $[            ] and (ii) the aggregate unpaid principal amount of all Tranche A-2 Term Loans made to the Borrower by the Lender pursuant to the Credit Agreement, and to pay interest from the date hereof on the principal amount hereof from time to time outstanding, to said account, at the rate or rates per annum and payable on the dates provided in the Credit Agreement.

The Borrower promises to pay interest, on demand, on any overdue principal and, to the extent permitted by law, overdue interest from their due dates at the rate or rates as provided in the Credit Agreement.

The Borrower hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The non-exercise by the holder hereof of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

All borrowings evidenced by this Note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, however, that the failure of the holder hereof to make such a notation or any error in such notation shall not affect the obligations of the Borrower under this Note.

This Note is one of the promissory notes referred to in the Credit Agreement, which, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified. This Note is entitled to the benefit of the Credit Agreement and is guaranteed and secured as provided therein and in the other Credit Documents (as defined in the Credit Agreement). THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

AUTOTRADER.COM, INC.

By:
Name:
Title: [Authorized Officer]

LOANS AND PAYMENTS

Date	Amount of Loan	Maturity Date	Payments of Principal/ Interest	Principal Balance of Note	Name of Person Making the Notation

EXHIBIT C

FORM OF GUARANTOR CONSENT AND REAFFIRMATION

Reference is made to Amendment No. 2 (“Amendment No. 2”), dated as of April 30, 2012 to that certain Credit and Guarantee Agreement, dated as of December 15, 2010 (as amended by Amendment No. 1, dated as of June 14, 2011, and as further amended by Amendment No. 2, dated as of April 30, 2012 (as further amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”)), among AUTOTRADER.COM, INC., a Delaware corporation (“Borrower”), certain Subsidiaries of the Borrower, the Lenders from time to time party thereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used but not otherwise defined in this Guarantor Consent and Reaffirmation (this “Consent”) are used with the meanings attributed thereto in Amendment No. 2.

Each Guarantor Subsidiary hereby consents to the execution, delivery and performance of Amendment No. 2 and agrees that each reference to the Credit Agreement in the Credit Documents shall, on and after the Amendment No. 2 Effective Date, be deemed to be a reference to the Credit Agreement as amended by Amendment No. 2.

Each Guarantor hereby acknowledges and agrees that, after giving effect to Amendment No. 2, all of its respective obligations and liabilities under the Credit Documents to which it is a party are reaffirmed, including, without limitation, the Obligations Guarantee created under Section 7 of the Credit Agreement, and remain in full force and effect.

After giving effect to Amendment No. 2, each Guarantor Subsidiary reaffirms each Lien granted by it to the Administrative Agent for the benefit of the Secured Parties under each of the Credit Documents to which it is a party, which Liens shall continue in full force and effect during the term of the Credit Agreement as amended by Amendment No. 2, and shall continue to secure the Obligations, in each case, on and subject to the terms and conditions set forth in the Credit Agreement as amended by Amendment No. 2 and the other Credit Documents.

This Consent shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

[The remainder of this page is intentionally left blank]

[Form of Guarantor Consent and Reaffirmation]

IN WITNESS WHEREOF, the parties hereto have duly executed this Consent as of April 30, 2012.

ATC IP LICENSE HOLDINGS, LLC, as Guarantor Subsidiary

By:

Name:

Title:

vAUTO, INC., as Guarantor Subsidiary

By:

Name:

Title:

KELLEY BLUE BOOK CO., INC., as Guarantor Subsidiary

By:

Name:

Title:

APJ HOLDINGS, INC., as Guarantor Subsidiary

By:

Name:

Title:

[Signature Page to Guarantor Consent and Reaffirmation]

CDMDATA, LLC, as Guarantor Subsidiary

By:

Name:

Title:

CDM DEALER SERVICES, LLC, as Guarantor Subsidiary

By:

Name:

Title:

HOME NET, INC., as Guarantor Subsidiary

By:

Name:

Title:

VINACQUISITION, INC., as Guarantor Subsidiary

By:

Name:

Title:

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